SUPPLEMENT DATED JULY 18, 2003

TO THE PACIFIC FUNDS PROSPECTUS DATED JULY 1, 2003

We previously advised you, via a supplement dated February 18, 2003 and April 25, 2003 to Pacific Funds’ prospectus dated July 1, 2002, that the Funds’ Board of Trustees (the “Board”) voted to change managers for the PF Van Kampen Comstock (formerly Strategic Value) and PF Van Kampen Mid-Cap Growth Funds effective May 1, 2003. The procedure for replacing managers was authorized by an exemptive order issued PF Van Kampen Comstock (formerly Strategic Value) and PF Van Kampen Mid-Cap Growth Funds by the Securities and Exchange Commission (“SEC”) on October 13, 1999, and on which Pacific Funds may rely. This more detailed information concerning the manager change is being provided pursuant to the procedure contained in that order, which requires this information be provided within 90 days of a manager change.

At a meeting held on January 24, 2003, the Board, including a majority of the independent trustees, approved a change in the name of the PF Janus Strategic Value Fund to the PF Van Kampen Comstock Fund effective May 1, 2003; approved Morgan Stanley Investment Management Inc. (doing business as Van Kampen) (“Van Kampen”) to serve as the new manager of the PF Van Kampen Comstock Fund and the PF Van Kampen Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”) effective May 1, 2003; approved a new fund management agreement with Van Kampen; and voted to terminate the then current managers of the PF Janus Strategic Value and PF MFS Mid-Cap Growth Funds, effective April 30, 2003. Van Kampen’s appointment as manager was made in accordance with the SEC exemptive order noted above and does not require shareholder approval.

In reaching their determinations to change managers, the Board considered, among other things: (1) the nature, extent and quality of services to be provided, including the experience of the personnel of Van Kampen in managing other accounts with similar investment objectives and policies as those of the Funds; (2) the recommendations of Pacific Life Insurance Company (“Pacific Life”), the adviser and administrator of Pacific Funds; (3) the reasonableness of the compensation to be paid under the advisory and fund management agreements; (4) advisory and subadvisory fees paid to Van Kampen for such services to other funds; (5) a comparative analysis of the performance of each Fund to similar funds and relevant market indices and a comparative analysis of accounts managed by Van Kampen with substantially similar investment strategies; (6) profitability information provided by Pacific Life and the manager; and (7) the terms and conditions of the advisory and fund management agreements.

In evaluating the Agreements, the Board of Trustees of Pacific Funds also considered Pacific Life’s efforts and expenses associated with the development and operation, as well as Pacific Life’s profits and losses and the reasonableness of its financial goals. The Board also considered the investment-related services rendered by Pacific Life, and noted: (1) the high quality of shareholder servicing rendered by Pacific Life; (2) the provision of asset allocation services to shareholders at no additional cost; and (3) the provision of fund rebalancing, dollar cost averaging, and similar services at no additional cost.

The Board also considered the fact that neither the advisory fee schedule to be paid to Pacific Life under the advisory agreement nor the fund management fee schedule to be paid to Van Kampen under the new fund management agreement would increase from current fee schedules. In this regard, they considered, among other factors, Pacific Life’s expenses associated with the operation of Pacific Funds and the Funds, and the portfolio management fee schedule to be paid by Pacific Life to Van Kampen.

There is no change to the advisory fee paid by the PF Van Kampen Comstock and PF Van Kampen Mid-Cap Growth Funds to the adviser (Pacific Life). The new fund management fee paid by Pacific Life to Van Kampen is at a rate of 0.35% of the average daily net assets of the Funds, with scheduled marginal reductions (break points) at certain combined average daily net asset levels for the PF Van Kampen Comstock Fund and PF Van Kampen Mid-Cap Growth Fund and the Comstock, Real Estate and Mid-Cap Growth Portfolios of Pacific Select Fund (another investment company advised by Pacific Life), all managed by Van Kampen. The fund management fee paid by Pacific Life through April 30, 2003 to the previous manager of the PF Van Kampen Comstock Fund (Janus Capital Management LLC), pursuant to a fund management agreement dated April 3, 2002, was a rate of 0.50% (0.55% prior to May 1, 2002) of the average daily net assets of the Fund, with scheduled marginal reductions (break points) at certain combined average daily net asset levels for the PF Janus Strategic Value Fund and the Strategic Value Portfolio of Pacific Select Fund. The fund management fee paid by Pacific Life through April 30, 2003 to the previous portfolio manager of the PF Van Kampen Mid-Cap Growth Fund (MFS Investment Management), pursuant to a fund management agreement dated January 2, 2001, was an annual rate of 0.40% of the daily net assets of the Fund, with scheduled marginal reductions (break points) at certain combined average daily net asset levels for the PF MFS Mid-Cap Growth Fund and the Mid-Cap Growth Portfolio of Pacific Select Fund.

For the fiscal year ended March 31, 2003 the management fees paid or owed by Pacific Life for the PF Van Kampen Comstock and the PF Van Kampen Mid-Cap Growth Funds were $34,459.29 and $31,328.99, respectively. Had the new fees been in effect for that same time period, the fund management fees paid or owed by Pacific Life would have been $23,891.09 and $27,412.86, respectively, which would have represented a reduction in such fees paid by Pacific Life of 31% and 13%, respectively, for the same period. For the fiscal year ended March 31, 2003, the Comstock and Mid-Cap Growth Portfolios did not pay any brokerage commissions to any affiliated brokers.

The Board found that: (i) the compensation payable under the new fund management agreement bears a reasonable relationship to the services to be rendered and is fair and reasonable; and (ii) the agreement is in the best interests of each Fund and its shareholders.

The new fund management agreement among Pacific Funds, Pacific Life, and Van Kampen is substantially similar to the prior fund management agreements with respect to the Fund, other than with respect to the identity of the manager, the fee schedules, and the dates. Van Kampen will, subject to the supervision of Pacific Life, provide a continuous investment program for the Funds and determine the composition of the assets of the Funds, including the determination of the purchase, retention, or sale of securities, cash and other investments in accordance with the Funds’ investment objectives, policies and restrictions. Van Kampen bears the expenses of its own staff for its activities in connection with the services provided under the fund management agreement. The Funds are responsible for their own expenses including, but not limited to, investment advisory fees, administration fees, custody fees, brokerage and transaction expenses, fees for pricing services, registration fees and costs of regulatory compliance, and fees for professional services, including legal and auditing services. Van Kampen is not subject to any liability for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under the funds management agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the new fund management agreement. The new fund management agreement will continue in effect for a period of two years from the effective date, and will continue from year to year thereafter, subject to approval annually by the Board or by the shareholders of the Funds and also, in either event, approval of a majority of the independent trustees. The new fund management agreement may be terminated without penalty at any time by any of the parties upon 60 days prior to written notice to the other parties.

Morgan Stanley Investment Management Inc., doing business in certain instances (including in its role as sub-adviser to the Funds) under the name Van Kampen, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the parent of Morgan Stanley Investment Management Inc., is a global financial services firm that maintains market positions in each of its three primary businesses — securities, asset management, and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing, and financial advisory services. Van Kampen and its institutional advisory affiliates managed approximately $376 billion in assets as of December 31, 2002. Van Kampen’s portfolio managers are supported by a network of experienced research professionals based in New York, London, Singapore and Tokyo.

The executive officers of Van Kampen are: Mitchell M. Merin, President and Managing Director; Barton M. Biggs, Chairman and Managing Director; Joseph McAlinden, Chief Investment Officer and Managing Director; Rajesh K. Gupta, Chief Administrative Officer — Investments and Managing Director; Ronald E. Robison, Chief Operations Officer and Managing Director; Barry Fink, General Counsel, Secretary and Managing Director; Alexander Frank, Treasurer and Managing Director; and Jeffrey Hiller, Global Director of Compliance and Managing Director.

All of these executive officers have no substantial business, profession, vocation or employment other than their positions with Van Kampen, its subsidiaries and affiliates. The address of Van Kampen and the business address of Messrs. Merin, Biggs, McAlinden, Gupta, Robison, Fink and Hiller is 1221 Avenue of the Americas, New York, NY 10020. The address of Mr. Frank is 750 7th Avenue, New York, NY 10019.

The annual report for the Funds for the fiscal year ended March 31, 2003 has previously been sent to shareholders and is available upon request without charge by calling or writing to: Pacific Funds, P.O. Box 9768, Providence, RI 02940-9768, 1-800-722-2333. The Distributor of Pacific Funds is Pacific Select Distributors, Inc., 700 Newport Center Drive, P.O. Box 9000, Newport Beach, CA 92660

Form No. 3243-3A